UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2025

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	87-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Senior Secured Notes Offering

General

On October 23, 2025, WULF Compute LLC (“WULF Compute”), a wholly-owned indirect subsidiary of TeraWulf Inc. (“TeraWulf” or the “Company”), completed its previously announced private offering of 7.750% Senior Secured Notes due 2030 (the “notes”). The notes were sold under a purchase agreement, dated as of October 16, 2025, entered into by and among the Company, the guarantors party thereto (the “Guarantors”) and Morgan Stanley & Co. LLC (the “Initial Purchaser”), for resale to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate principal amount of notes sold in the offering was $3.2 billion.

The notes were issued at a price equal to 100% of their principal amount. WULF Compute intends to use the net proceeds from the offering to finance a portion of its data center expansion at its Lake Mariner campus in Barker, New York (the “Data Center Expansion”).

Maturity and Interest Payments

On October 23, 2025, WULF Compute and the Guarantors entered into an indenture (the “Indenture”) with respect to the notes with Wilmington Trust, National Association, as trustee (the “Trustee”). The notes are senior secured obligations of WULF Compute and bear interest at a rate of 7.750% per year payable semiannually in arrears on April 15 and October 15 of each year, beginning on April 15, 2026. The notes will mature on October 15, 2030, unless earlier redeemed or repurchased in accordance with their terms.

Amortization of Principal

The principal amount of the notes will amortize on a semi-annual basis on April 15 and October 15 of each year in amounts based on schedules in the Indenture. No amortization attributable to any data center building comprising the Data Center Expansion will be payable prior to the completion of such data center building. Required amortization shall be subject to adjustment in case of partial redemption or repurchase.

Redemption

On or after October 15, 2027, WULF Compute may redeem the notes at its option, in whole at any time or in part from time to time, at the redemption prices set forth in the Indenture.

Prior to October 15, 2027, WULF Compute may redeem the notes at its option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any. In addition, prior to October 15, 2027, WULF Compute may redeem up to 40% of the aggregate principal amount of the notes in an amount not to exceed the amount of the proceeds of certain equity offerings, at the redemption price set forth in the Indenture, plus accrued and unpaid interest.

Certain Covenants

The Indenture limits the ability of WULF Compute and the Guarantors to, among other things: (i) incur or guarantee additional indebtedness or issue disqualified equity interests; (ii) pay dividends or distributions on, or redeem or repurchase, capital stock and make other restricted payments; (iii) make certain investments; (iv) create or incur liens; (v) consummate certain asset sales; (vi) engage in certain transactions with its affiliates; and (vii) merge, consolidate or transfer or sell all or substantially all of its assets.

These covenants are subject to a number of important qualifications and exceptions. Additionally, upon the occurrence of specified change of control events, WULF Compute must offer to repurchase the notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the purchase date. The Indenture also provides for customary events of default.

The foregoing description of the Indenture and the notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture (and the form of note included therein), a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and 4.2 hereto and is hereby incorporated herein by reference.

Completion Guarantee

TeraWulf will provide customary completion guarantees with respect to the Data Center Expansion, which will require TeraWulf to provide WULF Compute funds as necessary to ensure the timely completion of the data center buildings comprising the Data Center Expansion in the event that the proceeds of the notes and the available funds (including previous equity contributions from TeraWulf) are insufficient to do so.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements.

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the anticipated use of any proceeds from the offering. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all, the other factors discussed in the “Risk Factors” section of TeraWulf’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025 and the risks described in other filings that TeraWulf may make from time to time with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and TeraWulf specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of October 23, 2025, among WULF Compute LLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee, relating to the 7.750% senior secured notes.
4.2	Form of Note representing the 7.750% Senior Secured Notes due 2030 (included as Exhibit A to Exhibit 4.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2025	TERAWULF, INC.

	By:	/s/ Patrick A. Fleury
	Name:	Patrick A. Fleury
	Title:	Chief Financial Officer